Exhibit 10.2
Execution Copy
(U.S. Bank Letterhead)
August 16, 2007
Commercial Vehicle Group, Inc.
6530 West Campus Oval
New Albany, OH 43054
Attn: Chad Utrup
Re: Amendment and Waiver Letter (“Amendment and Waiver Letter”)
Dear Mr. Utrup:
     Reference is made to that certain Revolving Credit and Term Loan Agreement dated as of August 10, 2004 between Commercial Vehicle Group, Inc. and the Subsidiary Borrowers from time to time parties thereto (the “Borrowers”) and U.S. Bank National Association (the “Agent”) and the Banks from time to time parties thereto (including the Agent, the “Banks”) (as amended, the “Loan Agreement”). Capitalized terms used herein without definition are used as defined in the Loan Agreement. Pursuant to the provisions of the Loan Agreement the Borrowers are subject to certain restrictions on Investments including intercompany loans, Investments in new Foreign Subsidiaries, and Permitted Acquisitions all as set out in the Loan Agreement. The Banks and the Borrowers have agreed to amend certain provisions of the Loan Agreement, including provisions to allow a certain Permitted Acquisition to occur on or about August 31, 2007, and in connection therewith the Borrowers and the Company may make certain intercompany loans, contributions to capital, and Investments in capital stock or mixed stock and indebtedness certificates in connection with such Permitted Acquisition some of the transfers of money or property for which have necessarily occurred prior to the date of such Permitted Acquisition.
I. Waivers
     The Banks hereby (i) waive any Default or Event of Default under the Loan Agreement in connection with the intercompany loans, contributions to capital, Investments in capital stock or mixed stock and indebtedness certificates in connection with such Permitted Acquisition that may occur prior to the date of such Permitted Acquisition (collectively, the “Intercompany Transaction”), (ii) consent to the Intercompany Transaction, and (iii) acknowledge that the Intercompany Transaction shall be permitted pursuant to Section 6.4(b) or 6.4(v), as applicable, of the Loan Agreement as amended. This waiver is limited to the express terms hereof and shall not extend to any other Defaults, Events of Default, or any other acquisitions other than the Permitted Acquisition referenced above. The Banks hereby reserve their rights with respect to any Defaults or Events of Default not covered by the express terms of this letter. This waiver is not, and shall not be deemed, a course of dealing or performance upon which the Borrowers may rely with respect to any other

Commercial Vehicle Group, Inc.
August 16, 2007

Default, Event of Default or request for a waiver and the Borrowers, by acceptance hereof, hereby expressly waive any such claim.
II. Amendment to Loan Agreement
     The definition of “Permitted Acquisition” in Section 1.1 of the Loan Agreement is amended to read as follows:
     “Permitted Acquisition”: The Acquisition, the MWC Acquisition, and any other acquisition by the Company or any Subsidiary of stock or assets of Persons conducting businesses similar to those of the Company or such Subsidiary, as long as (a) the Agent and the Banks have been notified of such acquisition not less than 7 days prior to the consummation thereof and have been provided with such information as the Agent may reasonably request with respect to the acquired business, (b) both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, (c) the Company has demonstrated pro forma compliance with Sections 6.18, 6.19, 6.20 and 6.21 for the first four fiscal quarters ending after the closing of such acquisition, and (d) the total consideration paid by the Company or any Subsidiary in connection with such acquisitions does not exceed $40,000,000 in the aggregate in any fiscal year of the Company. For purposes of the foregoing, “total consideration” shall mean, without duplication, cash or other consideration paid, the fair market value of property or stock exchanged (or the face amount, if preferred stock), the total amount of any deferred payments or purchase money debt, all Indebtedness incurred to the seller, and the total amount of any Indebtedness or other acquisition-related obligations (including, without limitation, obligations pursuant to non-compete or consulting arrangements) assumed or undertaken in such transactions.
III. Acknowledgments
     The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment and Waiver Letter, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement (as amended hereby). The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and Waiver Letter is within their corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment and Waiver Letter has been duly executed and delivered by the Borrowers and constitutes the legal, valid, and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws

Commercial Vehicle Group, Inc.
August 16, 2007

affecting creditors’ rights generally and general principles of equity); and (iii) after giving effect to this Amendment no Events of Default or Default exist and are continuing.
IV. General.
     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and Waiver Letter, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and Waiver Letter, which obligations of the Company shall survive any termination of the Loan Agreement.
     (b) This Amendment and Waiver Letter may be executed in as many counterparts (including via facsimile or electronic PDF transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.
     (c) Any provision of this Amendment and Waiver Letter which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.
     (d) The validity, construction and enforceability of this Amendment and Waiver Letter shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.
     (e) This Amendment and Waiver Letter shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent, and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.
     Please arrange for signature by the Borrowers, evidencing their agreement with the terms of this Amendment and Waiver Letter, in the appropriate places below and return the original signature pages to Richard A. Clemmerson at U.S. Bank National Association.
[the remainder of this page intentionally left blank]

U.S. BANK NATIONAL ASSOCIATION

By:	\s\ Richard A. Clemmerson

Richard A. Clemmerson
Title Assistant Vice President

Address:
800 Nicollet Mall
Minneapolis, MN 55402
Fax: 612-303-2257
Attention: Richard A. Clemmerson

[Signature Page 1 to Waiver Letter]

COMERICA BANK

By	\s\ Timothy Campbell

Title Vice President

Address:
Comerica Tower
500 Woodward Avenue
Detroit, Michigan 48226
Fax: 313-222-3389
Attention: Timothy Campbell

[Signature Page 2 to Waiver Letter]

ASSOCIATED BANK, N.A.

By	\s\ Viktor Gottlieb

Title AVP

Address:
401 E. Kilbourn Avenue
Suite 400
Milwaukee, WI 53202
Fax: 414-283-2300
Attention: Viktor Gottlieb
E-mail: Viktor.gottlieb@associatedbank.com

[Signature Page 3 to Waiver Letter]

CITIZENS BANK OF PENNSYLVANIA

By	\s\ Clifford Mull

Title Vice President

Address:
525 William Penn Place
Room 2910
Pittsburgh, PA 15219-1729

[Signature Page 4 to Waiver Letter]

NATIONAL CITY BANK OF THE MIDWEST

By	\s\ Kenneth M. Blackwell

Title Vice President

Address:
755 West Big Beaver Road; Locator R-J40-25C
Troy, Michigan 48084
Fax: 248-729-8820
Attention: Kenneth M. Blackwell
E-mail: Kenneth.blackwell@nationalcity.com

[Signature Page 5 to Waiver Letter]

SUNTRUST BANK

By	\s\ William C. Humphries

Title Managing Director

Address:
303 Peachtree Street
10th Floor, MC 1928
Atlanta, GA 30308
Fax: 404-658-5989
Attention: William Humphries, Managing Director
E-mail: William.Humphries@suntrust.com

[Signature Page 6 to Waiver Letter]

PNC BANK, NATIONAL ASSOCIATION

By	\s\ C. Randell Kron

Title Vice President

Address:
201 East Fifth Street
Cincinnati, OH 45202
Fax: 513-651-8951
Attention: Jeff Stein
E-Mail: jeffrey.stein@pncbank.com

[Signature Page 7 to Waiver Letter]

KEYBANK NATIONAL ASSOCIATION

By	\s\ Roger D. Campbell

Title SVP

Address:
88 East Broad Street, 2nd Floor
Columbus, Ohio 43215
Fax: 614-460-3469
Attention: Roger D. Campbell
e-mail: Roger_campbell@keybank.com

[Signature Page 8 to Waiver Letter]

LASALLE BANK NATIONAL ASSOCIATION

By	\s\ Ted Lape

Title SVP

Address:
LaSalle Bank N.A.
One Columbus
10 W. Broad St., Suite 2250
Columbus, OH 43215-3418
Attention: Steven P. Shepard, Senior V.P.
Fax: 614-225-1631

[Signature Page 9 to Waiver Letter]

COMMERCIAL VEHICLE GROUP, INC.

By	\s\ Chad M. Utrup

Title CFO
Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)

By	\s\ Chad M. Utrup

Title CFO

NATIONAL SEATING COMPANY

By	\s\ Chad M. Utrup

Title CFO

TRIM SYSTEMS OPERATING CORP.

By	\s\ Chad M. Utrup

Title CFO

CVS HOLDINGS, INC.

By	\s\ Chad M. Utrup

Title CFO

[Signature Page 10 to Waiver Letter]

TRIM SYSTEMS, INC.

By	\s\ Chad M. Utrup

Title CFO

MAYFLOWER VEHICLE SYSTEMS, LLC

By	\s\ Chad M. Utrup

Title CFO

CVG MANAGEMENT CORPORATION

By	\s\ Chad M. Utrup

Title CFO

MONONA CORPORATION

By	\s\ Chad M. Utrup

Title CFO

MONONA WIRE CORPORATION

By	\s\ Chad M. Utrup

Title CFO

MONONA (MEXICO) HOLDINGS, LLC

By	\s\ Chad M. Utrup

Title CFO

[Signature Page 11 to Waiver Letter]

CABARRUS PLASTICS, INC.

By	\s\ Chad M. Utrup

Title CFO

CVG EUROPEAN HOLDINGS, LLC

By	\s\ Chad M. Utrup

Title CFO

[Signature Page 12 to Waiver Letter]